UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2023 (January 4, 2023)

DTRT HEALTH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40774	86-3336784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 West 22nd Street, Tower Floor

Oak Brook, IL 60523

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (312) 316-5473

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	DTRTU	The Nasdaq Stock Market
Class A common stock, par value $0.0001 per share	DTRT	The Nasdaq Stock Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	DTRTW	The Nasdaq Stock Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02	Termination of a Material Definitive Agreement.

As previously disclosed, on September 28, 2022, DTRT Health Acquisition Corp., a Delaware corporation (“DTRT” or the “Company”), entered into an agreement and plan of merger by and among DTRT, Grizzly New Pubco, Inc. (“New Pubco”), a wholly owned subsidiary of DTRT, Grizzly Merger Sub, Inc., a wholly owned subsidiary of New Pubco (“Grizzly Merger Sub”), Consumer Direct Holdings, Inc., a Montana corporation (“CDH”), and the Pre-Closing Holder Representative (as defined therein) (as it may be amended and/or restated from time to time, the “Merger Agreement”). The Merger Agreement would have provided, subject to its terms and conditions, for the initial business combination of DTRT (the “Business Combination”).

On January 4, 2023, the Company received a notice of termination of the Merger Agreement from CDH (the “Notice”).

The Notice terminates the Merger Agreement as of January 11, 2023. By virtue of the termination of the Merger Agreement, all other ancillary agreements related to the Business Combination terminate in accordance with their terms. As a result of the termination of the Merger Agreement, the Company’s sponsor, DTRT Health Sponsor LLC, has informed the Company that it will not contribute any additional funds to the Company’s trust account. Accordingly, the Company will liquidate and dissolve as soon as practicable in accordance with the Company’s charter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DTRT HEALTH ACQUISITION CORP.

	By:	/s/ Mark Heaney
Name: Mark Heaney
Title: Chief Executive Officer and Executive Chairman

Dated: January 5, 2023